UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2009

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders.

Semi-Annual Report

Cookson Peirce Core Equity Fund

(Symbol: CPEQX)

November 30, 2008

Investment Advisor

Cookson, Peirce & Co., Inc.

555 Grant Street

Suite 380

Pittsburgh, PA 15219

Phone: 1-866-412-CORE (2673)

Cookson Peirce Core Equity Fund

Semi-Annual Report

Dear Shareholder:

Cookson, Peirce & Co., Inc. is pleased to provide you with our semi-annual report for the Cookson Peirce Core Equity Fund. The six months ending November 30, 2008 have been challenging. The fund underperformed the benchmark S&P 500 index in five of the six calendar months. These results are disappointing, but our confidence in our portfolio management techniques and security selection methodology remains steadfast.

In our last communication we outlined a twin economic environment of global industrialization partnered with a contained domestic “credit crunch”. In hindsight, we underestimated the contagion effects of tightening credit on global economic growth. During the past six months we have witnessed an extreme global sell-off as consumers and businesses retrenched due to credit becoming increasingly unavailable. A concerted international effort of governments to stimulate demand and loosen credit has thus far proved insufficient. Immediate results from these injections are unlikely, as the cascading effects of the actions will take time to emerge.

A few concepts have come into focus as a result, even though much remains unclear. First, a financial environment of greater government regulation will likely come to pass. This should produce costs and benefits to all participants. In the short run, the benefit of restored confidence within the marketplace should outpace any associated costs of compliance or foregone opportunities.

Second, it will likely require enormous immediate investment of money by governments throughout the world to ward off the worst of economic outcomes. It appears that many, if not all, are cognizant of this fact and stand poised to act if they have not done so already. While these investments are appropriate, that does not diminish the enormous potential costs, direct and indirect, that will be realized in the future.

Lastly, it’s likely the borrow and spend methodology of GDP (Growth Domestic Product) growth previously employed in the United States will slowly end. This should occur at the individual, corporate and government levels. The use of under-secured leverage has made the current situation much more severe than would have been the case were all manner of market participants properly capitalized. The actions necessitated by the current situation are likely to create a future domestic environment with higher levels of inflation and a depreciating currency, which would be less appealing for foreign indirect investment. This will require a great deal of fiscal discipline, not recently displayed, to overcome.

In our review, this large correction does not signal the demise of capitalism, the end of the American way of life or the death of equities as an asset class, as far too many have recently extrapolated. However, it would only be prudent to brace for a severe economic downturn domestically and internationally. The severity and the longevity of this contraction are unknown, but the actions of the past few months, as well as those to follow, will surely serve to answer those questions.

The good news is that equity markets have historically begun to rebound before the economy and the news cycle improve. The stock market is a forward indicator which anticipates corporate and macroeconomic events six months to a year in the future. While economic data is likely to get worse, that does not indicate that equities must fall further. In fact, the opposite should hold true. As the range of potential outcomes is reduced, volatility should begin to diminish. And as the end of this financial crisis becomes clearer, the stock market should rebound. We are closer than ever to both of these becoming a reality. We believe that the best course of action relating to investments in equities is to remain disciplined.

We appreciate your investment in the Cookson Peirce Core Equity Fund and look forward to a continued rewarding relationship.

Sincerely,

Bruce W. Miller, CFA

Chief Investment Officer

Cory S. Krebs, CFA

Portfolio Manager, Vice President

Daniel S. Henderson, ChFC

President

Past performance is not a guarantee of future results.

Opinions expressed above are those of Cookson, Peirce & Co., Inc. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

COOKSON PEIRCE CORE EQUITY FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/08 – 11/30/08).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs

COOKSON PEIRCE CORE EQUITY FUND

of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cookson Peirce Core Equity Fund
	Beginning Account Value 6/1/08	Ending Account Value 11/30/08	Expenses Paid During Period 6/1/08 – 11/30/08*
Actual	$1,000.00	$551.30	$5.83

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59
*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund's investment strategy focuses on individual stock selection taking into consideration the stock's industry group. Using quantitative measures established by the Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities. The Fund's sector breakdown as of November 30, 2008 is shown below.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

Total Returns as of November 30, 2008

	Cookson Peirce Core Equity Fund	S&P 500 Index
Six Months	(44.87)%	(35.20)%

One Year	(41.03)%	(38.09)%

Average Annual Since Inception (8/3/05)	(4.05)%	(7.56)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-412-CORE (2673). The Fund imposes a 1.00% redemption fee on shares held less than sixty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

*	Inception Date

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments

November 30, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS - 97.91%

Biotechnology - 16.26%
Celgene Corp.(a)	11,680	$608,528
Isis Pharmaceuticals, Inc.(a)	45,800	525,326
Martek Biosciences Corp.(a)	22,700	634,465
Sequenom, Inc.(a)	38,900	650,019

		2,418,338

Capital Markets - 4.13%
The Charles Schwab Corp.	33,500	614,055

Chemicals - 11.70%
Airgas, Inc.	12,100	432,575
Calgon Carbon Corp.(a)	55,800	712,566
Sociedad Quimica y Minera de Chile SA — ADR	26,500	595,985

		1,741,126

Commercial Banks - 7.09%
Commerce Bancshares Inc.	13,590	595,378
PNC Financial Services Group	8,700	459,099

		1,054,477

Commercial Services & Supplies - 9.36%
Corinthian Colleges, Inc.(a)	38,500	619,080
Tetra Tech, Inc.(a)	38,600	773,544

		1,392,624

Electrical Equipment - 2.37%
II-VI Incorporated(a)	17,500	352,100

Energy Equipment & Services - 2.47%
Helmerich & Payne, Inc.	14,500	367,720

Food Products - 7.88%
Cal-Maine Foods, Inc.	21,700	547,057
Ralcorp Holdings, Inc.(a)	10,000	625,600

		1,172,657

Health Care Providers & Services - 5.12%
Express Scripts, Inc.(a)	13,250	762,007

Insurance - 3.63%
Chubb Corp.	10,500	539,280

Internet Software & Services - 2.22%
Ariba, Inc.(a)	41,000	330,050

IT Services - 1.83%
Sapient Corp.(a)	69,000	271,860

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments (continued)

November 30, 2008 (Unaudited)

	Shares	Value
Multiline Retail - 4.29%
Family Dollar Stores, Inc.	23,000	$638,940

Oil, Gas & Consumable Fuels - 3.87%
Noble Energy, Inc.	11,000	575,080

Road & Rail - 3.50%
CSX Corp.	14,000	521,360

Software - 5.03%
Activision Blizzard, Inc.(a)	64,000	748,800

Textiles, Apparel & Luxury Goods - 3.59%
Unifi, Inc.(a)	115,000	534,750

Water Utilities - 3.57%
Aqua America, Inc.	24,500	531,405

TOTAL COMMON STOCKS (Cost $17,576,112)		14,566,629

	Principal Amount
SHORT TERM INVESTMENTS - 1.91%
The AIM STIT Liquid Assets Portfolio 2.261%(b)	$284,627	284,627

TOTAL SHORT TERM INVESTMENTS (Cost $284,627)		284,627

Total Investments (Cost $17,860,739) - 99.82%		14,851,256
Other Assets in Excess of Liabilities - 0.18%		26,143

TOTAL NET ASSETS - 100.00%		$14,877,399

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-Income Producing
(b)	Variable Rate

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Assets and Liabilities

November 30, 2008 (Unaudited)
Assets
Investments, at value (cost $17,860,739)	$14,851,256
Dividends and interest receivable	17,077
Receivable for investments sold	383,629
Receivable for Fund shares sold	15,401
Prepaid assets	10,055

Total Assets	15,277,418

Liabilities
Payable for investments purchased	358,495
Payable for Fund shares redeemed	838
Payable to Advisor	3,323
Payable to affiliates	11,877
Accrued expenses and other liabilities	25,486

Total Liabilities	400,019

Net Assets	$14,877,399

Net Assets Consist Of:
Paid-in capital	$20,453,597
Accumulated net investment loss	(83,493)
Accumulated net realized loss	(2,483,222)
Net unrealized depreciation on investments	(3,009,483)

Net Assets	$14,877,399

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,774,468

Net asset value, redemption price and offering price per share	$8.38

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Operations

For the Six Months Ended November 30, 2008 (Unaudited)
Investment Income
Dividend income(1)	$62,987
Interest income	2,929

Total Investment Income	65,916

Expenses
Advisory fees	99,939
Administration fees	17,579
Audit and tax fees	15,466
Transfer agent fees and expenses	14,394
Fund accounting fees	13,999
Federal and state registration fees	9,483
Reports to shareholders	5,275
Custody fees	3,628
Legal fees	2,517
Chief Compliance Officer fees and expenses	2,409
Trustees’ fees and related expenses	827
Other expenses	1,810

Total Expenses	187,326
Less waivers and reimbursement by Advisor (Note 4)	(37,917)

Net Expenses	149,409

Net Investment Loss	(83,493)

Realized and Unrealized Gain on Investments
Net realized gain (loss) from:
Investments	(2,465,776)
Change in net unrealized appreciation (depreciation) on:
Investments	(8,623,247)

Net Realized and Unrealized Loss on Investments	(11,089,023)

Net Decrease in Net Assets From Operations	$(11,172,516)

(1)	Net of $3,192 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statements of Changes in Net Assets

	Six Months Ended November 30, 2008 (Unaudited)	Year Ended May 31, 2008
From Operations
Net investment loss	$(83,493)	$(184,119)
Net realized gain (loss) from investments and foreign currency translation	(2,465,776)	378,589
Net change in unrealized appreciation (depreciation) on:
Investments	(8,623,247)	3,197,030
Foreign currency translation	—	(52)

Net increase (decrease) in net assets from operations	(11,172,516)	3,391,448

From Distributions
Net realized gain on investments	—	(742,261)

Net decrease in net assets resulting from distributions paid	—	(742,261)

From Capital Share Transactions
Proceeds from shares sold	5,401,710	6,214,867
Net asset value of shares issued to distributions declared	—	730,548
Costs for shares redeemed**	(2,521,338)	(1,303,067)

Net increase in net assets from capital share transactions	2,880,372	5,642,348

Total Increase (Decrease) in Net Assets	(8,292,144)	8,291,535

Net Assets:
Beginning of period	23,169,543	14,878,008

End of period	$14,877,399	$23,169,543

Undistributed Net Investment Loss	$(83,493)	$—

**Net of Redemption fees of	$2,147	$—

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended November 30, 2008 (Unaudited)		Year Ended May 31, 2008		Year Ended May 31, 2007		Period Ended May 31, 2006(1)
Net Asset Value, Beginning of Period	$15.20		$13.38		$11.59		$10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)(2)	(0.12	)(2)	(0.07	)(2)	(0.07	)(2)(3)
Net realized and unrealized gain on investments	(6.77)		2.53		1.86		1.66

Total from investment operations	(6.82)		2.41		1.79		1.59

Less distributions paid:
From net realized gain on investments	—		(0.59)		—		—

Total distributions paid	—		(0.59)		—		—

Paid-in capital from redemption fees (Note 2)	—	(4)	—		—	(4)	—

Net Asset Value, End of Period	$8.38		$15.20		$13.38		$11.59

Total Return	(44.87	)%(5)	18.16%		15.44%		15.90	%(5)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$14,877		$23,170		$14,878		$9,547

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.87	%(7)	2.02%		2.63	%(6)	3.89	%(7)
After waiver and expense reimbursement	1.50	%(7)	1.68%		2.00	%(6)	2.00	%(7)

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement	(1.21	)%(7)	(1.38)%		(1.27	)%(8)	(2.62	)%(7)
After waiver and expense reimbursement	(0.84	)%(7)	(1.04)%		(0.64	)%(8)	(0.73	)%(7)

Portfolio turnover rate	67.51	%(5)	100.36%		114.85%		60.99	%(5)

(1)	Fund commenced operations on August 3, 2005.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Per share net investment loss has been calculated using the daily average share method.
(4)	Rounds to less than one cent per share.
(5)	Not annualized.
(6)

The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense was 2.63% and 2.00%, for the period ended May 31, 2007.

(7)	Annualized.
(8)	The net investment loss ratios include interest expense.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements

November 30, 2008 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cookson Peirce Core Equity Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term growth of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on August 3, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Cookson, Peirce & Co., Inc. (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith in accordance with procedures adopted by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value at the time of the U.S. market close. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether their fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Trust and the quality of prices obtained through their application by the Valuation Committee.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund has adopted FAS 157 and performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have a material effect on the Funds’ net asset values.

FAS 157 — Summary of Fair Value Exposure at November 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1 — Quoted Prices in Active Markets for Identical Assets	Level 2 — Significant Other Observable Inputs	Level 3 — Significant Unobservable Inputs
Investments in:
Securities	14,851,256	14,851,256	0	0

Total	14,851,256	14,851,256	0	0

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from federal income taxes. Therefore, no federal income tax provision has been provided.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the six month period ended November 30, 2008 the Fund retained $2,147 of redemption fees.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

(h)	New Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Federal Tax Matters

Distributions paid to shareholders for the years ended May 31, 2007 and May 31, 2008 were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2007	$—	$—
May 31, 2008	$—	$742,261

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$17,587,014

Gross tax unrealized appreciation	$5,841,802
Gross tax unrealized depreciation	(228,038)

Net tax unrealized appreciation	$5,613,764

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated losses	(17,446)

Total accumulated earnings	$5,596,318

For the fiscal year ended May 31, 2008, accumulated net investment loss was increased by $184,119, undistributed net realized gains were decreased by $2,363 and paid-in capital was decreased by $181,756. The permanent differences primarily relate to net operating losses.

At May 31, 2008, the Fund deferred, on a tax basis, post-October losses of $17,446.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2008. At May 31, 2008, the tax years 2005 through 2007 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00%.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed (a) 2.00% through October 31, 2007; and (b) 1.50% on and after November 1, 2007 (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the six month period ended November 30, 2008, expenses of $37,917 incurred by the Fund were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$45,143
2010	$72,137
2011	$58,641
2012	$37,917

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

November 30, 2008 (Unaudited)

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Period Ended November 30, 2008	Year Ended May 31, 2008
Shares Sold	453,244	457,509
Shares issued to holders in reinvestment of distribution	—	49,867
Shares Redeemed	(203,036)	(95,461)

Net Increase	250,208	411,915

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six month period ended November 30, 2008, were $16,214,180 and $13,641,087, respectively. There were no purchases or sales of U.S. government securities for the Fund.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 21, 2008 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Cookson Peirce Core Equity Fund (the “Fund”), a series of the Trust, and Cookson, Peirce & Co., Inc., the Fund’s investment advisor (the “Advisor”). In advance of the meetings, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, Form ADV, financial statements, bibliographic information of key personnel, comparative fee information for the Fund and the Advisor’s other accounts, written compliance program and chief compliance officer, the Advisor’s policy with respect to proxy voting and Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information, and the Trust’s outside counsel reviewed with Trustees at the July 21st meeting the process to be employed in considering the renewal of the Agreement in order to comply with applicable legal requirements. Based on their evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2009.

Discussion of Factors Considered

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees also discussed the Advisor’s marketing activity and goals and commitment to Fund growth, including the reduction in the Advisor’s advisory fee from 1.25% to 1.00% and the amendment of its agreement to cap expenses of the Fund at 1.50% rather than 2.00% in October 2007. The Trustees reviewed the structure of the Advisor’s compliance procedures and any material compliance issues during the prior year with respect to the Fund. The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues, including the Advisor’s trade aggregation and brokerage allocation policies. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program and correspondence from the Securities and Exchange Commission regarding a routine examination of the Advisor completed in 2006 and the Advisor’s letter in response. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Advisor’s compliance policies and procedures, were satisfactory and reliable.

2.	Investment Performance of the Advisor and the Fund.

The Trustees discussed the Fund’s performance for the one-month, three-month, six-month and one-year periods ended April 30, 2008 and the overall performance by the Advisor since the inception of the Fund on August 3, 2005. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index and a peer group of multi-cap growth core equity funds, as constructed by data provided by Lipper, Inc. The Trustees also reviewed information on the historical performance of other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives (in other words, institutional accounts of similar size and with similar investment objectives) and a performance report provided by the Advisor. The Trustees noted that the Fund’s performance for all of the reported periods within the twelve months ending April 30, 2008 was significantly better than the median of its peer group and was at the top of its peer group for the three-months and six-months ended April 30, 2008. After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	Costs of Services and Profits Realized by the Advisor.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of the Fund relative to its peer group and the Advisor’s separately-managed accounts, as well as the expense waivers and reimbursements of the Advisor. While noting that the Advisor’s fee and the Fund’s expenses were higher than the median for its peer group, the Trustees acknowledged the reduction in the Advisor’s management fee from 1.25% to 1.00% and the amendment to the Advisor’s agreement to cap the Fund’s expenses at 1.50% rather than 2.00%, as well as the quality of the services provided by the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had subsidized the Fund’s operations following the Fund’s inception and had not yet recouped those subsidies. The

Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the meeting at which the Agreement was formally considered, as well as the presentations made by the Advisor over the course of the year.

As the Trustees had noted, the Fund’s contractual management fee of 1.00% was higher than the peer group median. The Trustees also noted that the Fund’s total expenses, net of waivers/reimbursements, of 1.68% were above the peer group median, but fell well below the peer group high. The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Advisor had maintained adequate profit levels to support the services to the Fund.

4.	Extent of Economies of Scale as the Fund Grows.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees then compared the fees paid by the Fund to the fees paid by other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives and noted that the Fund’s expenses appeared to be within the range of these other separately-managed accounts at certain asset levels. The Trustees also reviewed the structure of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies were being or would be shared with shareholders). The Trustees noted the Advisor’s expectation that the Fund’s expense ratio would continue to decline as the Fund’s assets increase and observed that the Fund’s expense ratio (both before and after applicable reimbursements by the Advisor) had steadily declined since the Fund’s inception. The Trustees reviewed all expense waivers and reimbursements by the Advisor with respect to the Fund. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund, including the Advisor’s summary of “fall-out” benefits, which it characterized as modest. The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

COOKSON PEIRCE CORE EQUITY FUND

Additional Information

(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-412-CORE (2673).

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	24	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–Present); Director, Flight Standards & Training (1990–1999).	24	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

COOKSON PEIRCE CORE EQUITY FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	24	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President and Treasurer/ Principal Accounting Officer	Indefinite Term, Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–Present); Mutual Fund Administrator, United Missouri Bank (2000–2004)	N/A	N/A

Michael McVoy 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chief Compliance Officer	Indefinite Term; Since August 2008	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachael A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Cookson Peirce Core Equity Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Cookson Peirce Core Equity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-412-CORE (2673). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-412-CORE (2673), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

COOKSON PEIRCE CORE EQUITY FUND

Investment Advisor	Cookson, Peirce & Co., Inc.
555 Grant Street
Suite 380
Pittsburgh, Pennsylvania 15219

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 4, 2006.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        (Registrant) Trust for Professional Managers

        By (Signature and Title)    /s/ Joseph Neuberger

                                                          Joseph Neuberger, President

        Date 2/4/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        By (Signature and Title)    /s/ Joseph Neuberger

                                                          Joseph Neuberger, President

        Date 2/4/09

        By (Signature and Title)    /s/ John Buckel

                                                          John Buckel, Treasurer

        Date 2/4/09